EMPLOYMENT AGREEMENT

         EMPLOYMENT AGREEMENT, made and entered into as of the 31st day of January, 1999 by and between SOUND ADVICE, INC., a Florida corporation (the "Employer"), and CHRISTOPHER O'NEIL (the "Employee").

                              W I T N E S S E T H:

         WHEREAS, the Employee serves in an executive and management capacity with the Employer and makes significant and material contributions to the growth, development and expansion of the business of the Employer; and

         WHEREAS, the Employee has acquired and developed experience and knowledge concerning the business and operations of the Employer, which experience and knowledge the Employer desires to have available to it; and

         WHEREAS, the Employee is willing, on the terms and conditions set forth below, to enter into an employment agreement with, and to render services to and for the benefit of the Employer,

         NOW, THEREFORE, for and in consideration of the covenants and conditions hereinafter set forth, the parties hereto mutually agree as follows:

         1. EMPLOYMENT. The Employer hereby employs the Employee and the Employee hereby accepts employment by the Employer upon and subject to all of the terms and conditions hereinafter set forth.

         2. TERM. Subject to the provisions providing for earlier termination as hereinafter set forth, the term of this Agreement shall be for a period of three
(3) years commencing on January 31, 1999 and ending on January 31, 2002.




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         3. DUTIES. The Employee shall serve in the capacity of Executive Vice
President, Chief Operating Officer and Assistant Secretary of the Employer and shall, during the term of this Agreement, devote so much of his time as is necessary for the proper management of the affairs of the Employer and the performance of his duties and responsibilities as an employee of the Employer. The Employee shall, during the term of this Agreement, perform such services, duties and responsibilities for and on behalf of the Employer as the Board of Directors of the Employer shall from time to time determine and direct consistent with the capacities in which he is being employed hereunder.

         4. ANNUAL COMPENSATION. For and in consideration of the services to be rendered and duties and responsibilities to be performed by the Employee pursuant to this Agreement, the Employer shall pay to the Employee during the term of this Agreement the following:

                  (a) an annual base salary (the "Base Compensation") of One Hundred Eighty Four Thousand Dollars ($184,000.00) per year or such greater amount during the second and third years of the term of this Agreement as shall be determined from time to time by the President of the Company; and

                  (b) the Employee shall be entitled to participate in the Employer's annual incentive bonus plan and long term incentive stock option program adopted in December 1994 by the Employer's Board of Directors and the Stock Option Committee thereof, respectively.

         5. PERQUISITES. The Employee shall be eligible (subject to the terms and conditions of particular plans and programs) to participate in any other medical, health, accident, disability and/or life insurance programs, pension plans, profit-sharing plans and other benefit programs and plans as are made generally available from time to time by the Employer to all of its employees; provided, however, that it is understood that the Employer does not by reason of this


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Agreement obligate itself to make any such other programs, plans or benefits available to its employees.

         6. VACATION. The Employee shall be entitled to at least four (4) weeks of paid vacation during each year of the term hereof. The scheduling of the Employee's vacation(s) shall be consistent with the availability of his time and shall be subject to (i) the Employer's vacation policy and (ii) the prior approval of the Employer.

         7.       TERMINATION OF EMPLOYMENT.

                  (a) Notwithstanding any provisions of this Agreement to the contrary including, without limitation, Section 2 hereof, the Employee's employment hereunder and this Agreement shall be terminated in the following circumstances (any of such circumstances hereinafter referred to as a "Terminating Event"):

                           (i)      upon the death of the Employee;

                           (ii)     in the sole  discretion  of the Board of
Directors of the Employer, after the Employee is Disabled (as hereinafter defined) upon the Employer giving the Employee written notice of such termination;

                           (iii)    in the sole discretion of the Board of
Directors of the Employer, for Cause (as hereinafter defined) upon the Employer giving the Employee written notice specifying the grounds for such termination;

                           (iv)     in the  sole  discretion  of the  Employee,
after a Change in Control (as hereinafter defined) upon the Employee giving the Employer written notice of such termination within thirty (30) days of the date that the Employee becomes aware of such Change in Control; or


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                           (v) in the sole discretion of the Employer for any
reason other than Cause.

Such termination shall be effective (the "Effective Date") as to the Terminating Event set forth in (a) Section 7(a)(i) on the date of the death of the Employee,
(b) Sections 7(a)(ii) and 7(a)(iii) immediately upon receipt by the Employee of the written notice required by each of such Sections, (c) Section 7(a)(iv) thirty (30) days after receipt by the Employer of the written notice required by such Section and (d) Section 7(a)(v) immediately upon notice given by the Company to the Employee.

                  (b) In the event of a termination of the Employee's employment hereunder, the Employee shall be entitled to the following:

                           (i) in the event of a termination pursuant to Section 7(a)(i), the Employee shall be entitled to receive (A) any Base Compensation and Bonus owed to him hereunder to the Effective Date of such termination and (B) for a period of one year from the Effective Date his Base Compensation and thereafter shall not be entitled to any further compensation, remuneration or perquisites hereunder;

                           (ii) in the event of a termination pursuant to
         Section 7(a)(ii), the Employee shall be entitled to receive (A) any Base Compensation and Bonus owed to him hereunder to the Effective Date of such termination and (B) for a period of one year from the Effective Date (1) his Base Compensation reduced by the sum of all periodic payments the Employee receives by virtue of his disability (x) pursuant to any disability policy paid for by the Employer pursuant to Sections 5(a)(iii) or 5(b) hereof and (y) in the form of Florida State Disability Benefits and/or Social Security Benefits and (2) all of the perquisites set forth in Sections 5(a)(i), 5(a)(ii), 5(a)(iii) and 5(b) hereof and thereafter shall not be entitled to any further compensation, remuneration or perquisites hereunder;

                           (iii) in the event of a termination pursuant to
         Section 7(a)(iii), the Employee shall be entitled to receive any Base Compensation and Bonus owed to him hereunder to the Effective Date of such termination and thereafter shall not be entitled to any further compensation, remuneration or perquisites hereunder;

                           (iv) In the event of a termination pursuant to
         Section 7(a)(iv) hereof, if the Employee remains and continues as an employee of the Employer until the Effective Date of the Change in Control unless the Employee is terminated by the Employer prior to the Effective Date of the Change in Control other than for Cause, the Employee shall



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         be entitled to receive, in one lump sum payment payable in full on the
         Effective Date of the Change in Control (A) any Base Compensation and Bonus owed to him hereunder to the Effective Date of such termination and (B) two years Base Compensation plus two times the amount of the Bonus received by the Employee for the last full fiscal year prior to the ffective Date of the Change in Control; and

                           (v) in the event of a termination pursuant to Section 7(a)(v) hereof, the Employee shall be entitled to receive in one lump sum payment payable in full on the Effective Date (A) any Base Compensation and Bonus owed to him hereunder to the Effective Date of such termination and (B) two years Base Compensation plus two times the amount of the Bonus received by the Employee for the last full fiscal year prior to the Effective Date and thereafter shall not be entitled to any further compensation, remuneration or perquisites hereunder."

                            For purposes of Section 7(c)(iv) the following terms will have the meanings set forth below:

                           (P) A "Change in Control" shall be deemed to have occurred upon any of the following events: (i) the acquisition in one or more transactions by any "person" (as the term person is used for purposes of Section 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended (the "1934 Act")) of "beneficial ownership" (within the meaning of Rule 13d-2 promulgated under the 1934 Act) of fifteen percent (15%) or more of the combined voting power of the Employer's then outstanding voting securities (the "Voting Securities"), provided, however, that for purposes hereof the Voting Securities acquired (by sale, merger, consolidation or in any other manner) from the Employer by any person shall be excluded from the determination of such person's beneficial ownership of Voting Securities (but such Voting Securities shall be included in the calculation of the total number of Voting Securities then outstanding); or (ii) the individuals who, as of the date hereof, are members of the Board of Directors of the Employer (the "Incumbent Board") cease for any reason to constitute more than one-half of the Board; provided, however, that, if the election, or nomination for election by the Employer's shareholders, of any new director was approved by a vote of more than one-half of the Incumbent Board, such new director shall, for purposes hereof, be considered as a member of the Incumbent Board; or (iii) approval by the shareholders of the Employer of (A) a merger or consolidation involving the Employer if the shareholders of the Employer immediately before such merger or consolidation do not own, directly or indirectly immediately following such merger or consolidation, more than one-half of the combined voting power of the outstanding voting securities of the corporation resulting from such merger or consolidation in substantially the same proportion as their ownership of the Voting Securities immediately before such merger or consolidation (unless, however, the event described in subparagraph (ii) above does not occur in connection therewith) or (B) a complete liquidation or dissolution of the Employer or an agreement for the sale or other disposition of all or substantially all of the assets of the Employer; provided, however, that, notwithstanding the foregoing, (x) a change in control shall not be deemed to occur solely because fifteen percent (15%) or more of the then outstanding


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         Voting Securities is acquired by (1) a trustee or other fiduciary holding securities under one or more employee benefit plans maintained by the Employer or any of its subsidiaries, (2) any corporation which, immediately prior to such acquisition, is owned directly or indirectly by the shareholders of the Employer in the same proportion as their ownership of stock in the Employer immediately prior to such acquisition or (3) Michael Blumberg and/or Peter Beshouri or any person directly or indirectly controlled, under common control with or controlled by either or both of them, and (y) a change in control shall not be deemed to occur solely because any person (the "Subject Person") acquired beneficial ownership of more than the permitted amount of the outstanding Voting Securities as a result of the acquisition of Voting Securities by the Employer which, by reducing the number of Voting Securities outstanding, increases the proportional number of shares beneficially owned by the Subject Person, provided that if a change in control would occur (but for the operation of this sentence) as a result of the acquisition of Voting Securities by the Employer and, after such share acquisition by the Employer, the Subject Person becomes the beneficial owner of any additional Voting Securities which increases the percentage of the then outstanding Voting Securities beneficially owned by the Subject Person, then a change in control shall occur.

                           (Q) The "Effective Date of the Change in Control" shall be the later to occur of the closing date or the effective date (as the case may be) of the transaction or event resulting in the Change in Control; provided, however, that, notwithstanding the foregoing, the Effective Date of the Change in Control solely for the event set forth in item (i) of subsection (P) of this Section 7(c)(iv) shall be the date fifteen (15) business days after the occurrence of such event.

                  (c) For purposes of this Section 7, the terms set forth herein shall have the following meanings:

                           (i)      The term  "Disabled"  shall mean the
permanent inability of the Employee by reason of physical or mental illness, incapacity or injury to adequately perform all of the services, duties and responsibilities required of him in connection with his employment hereunder, which permanent inability shall be determined by the Board of Directors of the Employer; provided, however, that, if the Employee disputes the determination of the Board of Directors as to his being Disabled, the issue shall be submitted for decision to a medical doctor mutually agreed upon by the Board of Directors of the Employer and the Employee, except that, if such disability arises from mental illness or incapacity and a dispute arises, the issue shall be


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submitted to a medical doctor selected by the Board of Directors of the Employer in its sole discretion, and the decision of such medical doctor shall be binding upon the parties hereto for all purposes hereof; provided, further, that, if any insurance carrier shall acknowledge the onset of disability pursuant to a disability insurance policy covering the Employee and maintained and paid for by the Employer pursuant to Section 5(a)(iii) hereof, the Employee shall be conclusively presumed to be Disabled for purposes hereof.

                           (ii) The term "Cause" shall mean and include any of
the following with respect to the Employee: a fraud, gross dishonesty or gross misconduct perpetrated on the Employer, a criminal conviction for a felony, fraud or theft, the imposition of any material sanction against the Employee or the Employer solely by reason of the actions of the Employee by an regulatory or governmental agency governing the Employer or its business or a material breach or violation by the Employee of any material term or provision of this Agreement which is not cured within thirty (30) days of the Employee's receipt of written notice from the Board of Directors of the Employer detailing such material breach or violation.

         8. WAIVER. The waiver of a breach or violation of any term or provision of this Agreement by either party shall not operate or be construed or deemed as a continuing waiver by such party of such breach or violation or as a waiver of a breach or violation of any other term or provision of this Agreement or as a waiver of any subsequent breach or violation of the same term or provision of this Agreement.

         9. RIGHTS AND LIABILITIES UPON NOTICE OF TERMINATION. As soon as notice of termination of this Agreement is given or received, the Employee shall immediately cease contact with all customers, vendors and lenders of and others doing business with the Employer and shall forthwith surrender to the Employer all customer lists, documents and other property of



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the Employer then in his possession. Pending the surrender of all such customer lists, documents and other property to the Employer, the Employer may hold in abeyance any payments due the Employee pursuant to this Agreement.

         10. ASSIGNMENT. The Employee shall not assign, transfer or convey this Agreement or in any manner encumber the compensation, remuneration or other benefits payable and/or provided to him hereunder or delegate any of this duties or obligations hereunder, except with the prior written consent of the Employer. Subject to the provisions of Section 7 hereof, the Employer may assign this Agreement and its rights hereunder in whole, but not in part, to any corporation or any other entity to or into which it may transfer all or substantially all of its assets.

         11. NOTICES. All notices, demands and other communications which may be made or are required hereunder shall be in writing and shall be deemed to have been given when delivered personally or when deposited in the U.S. mail, certified or registered, with postage prepaid and a return receipt requested, addressed, if to the Employer, at 1901 Tigertail Blvd., Dania, Florida 33004,
Attention: Michael Blumberg, Vice President, and, if to the Employee, at the address set forth below the signature of the Employee at the end of this Agreement, or at such other addresses as may, from time to time, be furnished in writing in the manner provided in this Section to the Employer by the Employee or to the Employee by the Employer.

         12. BINDING EFFECT. This Agreement shall be binding on the parties hereto and on their respective heirs, administrators, executors, legal representatives, successors and permitted assigns.

         13. ENFORCEABILITY. This Agreement contains the entire understanding of the parties and may be altered, amended or modified only by a writing executed by both of the parties hereto. This Agreement supersedes all prior agreements and understandings by and between the


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Employer and the Employee relating to the Employee's employment. In the event any part or provision of this Agreement shall be found to be invalid or unenforceable, such invalidity or unenforceability shall attach to only such part or provision and shall not in any way affect or render invalid or unenforceable any other part or provision of this Agreement, and the remaining parts and provisions of this Agreement shall nevertheless be binding and enforceable with the same effect as though the invalid or unenforceable part or provision was deleted and not contained herein.

         14. APPLICABLE LAW. This Agreement and the rights and liabilities of the parties hereto shall be interpreted under, and governed and enforced by, the laws of the State of Florida.

         15. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall constitute an original, but all of which together shall constitute one and the same instrument.

         16. GENDER. Wherever in this Agreement the masculine gender is used, it shall be deemed to include the feminine or neuter; and the use of the singular or plural shall be deemed to include the other.

         17. ATTORNEYS' FEES AND COSTS. In the event that either of the parties to this Agreement institutes suit against the other party to this Agreement to enforce any of his or its rights hereunder, the prevailing party in such action shall be entitled to recover from the other party all reasonable costs thereof, including reasonable attorneys' fees.


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         IN WITNESS WHEREOF, the Employee has hereunto set his hand and the
Employer has caused this Agreement to be executed by its duly authorized officers on the day and year first above written.



                           SOUND ADVICE, INC.

                           By:__________________


                           _____________________
                           CHRISTOPHER O'NEIL

                           _____________________
                           Address